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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 24, 1997, included in this Form 10-K of Spieker Properties, L.P. (the "Operating Partnership") for the year ended December 31, 1996, filed with the Operating Partnership's previously filed Registration Statements on Form S-3 (File Nos. 333-04299 and 333-18483).




San Francisco, California                                   ARTHUR ANDERSEN LLP
March 28, 1997